Item 12 (b).  Exhibits.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

   S&P 500 Index Fund, Reward Shares       S&P 500 Index Fund, Member Shares
   Total Return Strategy Fund              Extended Market Index Fund
   Nasdaq-100 Index Fund                   Target Retirement 2020 Fund
   Target Retirement 2030 Fund             Target Retirement 2040 Fund
   Target Retirement 2050 Fund             Target Retirement Income Fund
   Global Opportunities Fund



In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended June 30, 2009, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date: 08/27/2009                                 /S/ CHRISTOPHER W. CLAUS
      -----------                                ------------------------
                                                     Christopher W. Claus
                                                     President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

  S&P 500 Index Fund, Reward Shares      S&P 500 Index Fund, Member Shares
  Total Return Strategy Fund             Extended Market Index Fund
  Nasdaq-100 Index Fund                  Target Retirement 2020 Fund
  Target Retirement 2030 Fund            Target Retirement 2040 Fund
  Target Retirement 2050 Fund            Target Retirement Income Fund
  Global Opportunities Fund


In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended June 30, 2009, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:    08/26/2009                                   /S/ ROBERTO GALINDO, JR.
        -----------                                   ------------------------
                                                       Roberto Galindo, Jr.
                                                       Treasurer